AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT Agreement, dated as of August 10, 2016 (this “Amendment No. 1”), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), VOXX ACCESSORIES CORP., a Delaware corporation (“ACC”), VOXX ELECTRONICS CORP., a Delaware corporation (“AEC”), CODE SYSTEMS, INC., a Delaware corporation (“CSI”), INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation (“IAS”) and KLIPSCH GROUP, INC., an Indiana corporation (“Klipsch”, together with ACC, AEC, CSI and IAS, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), VOXX INTERNATIONAL CORPORATION, Delaware corporation (“Parent”) and the other Guarantors (as defined in the Credit Agreement).
W I T N E S S E T H :
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Credit Agreement, dated as of April 26, 2016, by and among Agent, Lenders, Borrowers and Parent (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Loan Documents;
WHEREAS, in order to obtain certain real property tax abatements and New York State sales and use tax exemptions with respect to the premises of Parent located at 180 Marcus Blvd., Hauppauge, New York 11788 (the “IDA Premises”), Parent is leasing the IDA Premises to the Suffolk County Industrial Development Agency (the “Suffolk County Agency”) pursuant to the Company Lease Agreement, dated on or about July 29, 2016, by and between Parent, as lessor, and the Suffolk County Agency, as lessee (the “Parent Lease”), and the Suffolk County Agency is leasing the IDA Premises back to Parent pursuant to a Lease Agreement, dated on or about July 29, 2016, by and between the Suffolk County Agency, as lessor, and Parent, as lessee (the “Agency Lease” and together with the Parent Lease, as the same may be amended, restated or other modified from time to time, each individually, an “IDA Lease” and, collectively, the “IDA Leases”);
WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Credit Agreement in connection with the foregoing as set forth herein, and Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and
WHEREAS, by this Amendment No. 1, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions.
(a)As used herein, the term “Amendment No. 1” shall mean Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 10, 2016, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Credit Agreement and the other Loan Documents shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.
(b)All terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 1. The Credit Agreement shall be deemed to include the terms which are defined in the recitals hereto.
2.Permitted Liens. The definition of “Permitted Liens” set forth in the Credit Agreement is hereby amended by (a) deleting the reference to “and” at the end of clause (u) thereof, (b) deleting the period at the end of clause (v) thereof and replacing it with “, and” and (c) adding the following new clause (w) at the end thereof:
“(w) the interests of the Suffolk County Agency under the IDA Leases; provided, that, Agent has received, in form and substance satisfactory to Agent, true, correct and complete executed copies of each of the IDA Leases.”
3.Representations and Warranties. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
(a)this Amendment No. 1 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 1, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and each Guarantor which is a party hereto and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights;
(b)the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and each Guarantor’s corporate or limited company powers, as applicable, and (ii) are not in contravention of law or the terms of any Borrower’s or any Guarantor’s certificate or articles of incorporation of formation, by laws, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or any Guarantor is a party or by which any Borrower or any Guarantor or its property are bound;
(c)all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date; and
(d)no Default or Event of Default exists or has occurred and is continuing as of the date of, and after giving effect to, this Amendment No. 1.
4.Conditions Precedent. This Amendment No. 1 shall be effective upon the satisfaction of each of the following conditions precedent:
(a)Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, as acknowledged by each Borrower and Guarantor;
(b) Agent shall have received, in form and substance satisfactory to Agent, true, correct and complete executed copies of each of the IDA Leases; and
(c)after giving effect to the provisions of this Amendment No. 1, no Default or Event of Default shall have occurred and be continuing.
5.Effect of Amendment No. 1. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1. To the extent of conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement. This Amendment No. 1 is a Loan Document. The Credit Agreement remains in full force and effect, and nothing contained in this Amendment No. 1 will constitute a waiver of any right, power or remedy under the Credit Agreement.
6.Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

7.Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 1 OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 1 OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EACH BORROWER, GUARANTOR, AGENT OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 1 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
8.Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
9.Waiver, Modification, Etc. No provision or term of this Amendment No. 1 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
10.Further Assurances. The Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 1.
11.Entire Agreement. This Amendment No. 1 and the Credit Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
12.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.
13.Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission (including by pdf e-mail transmission) shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall in a timely manner also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.
BORROWERS:

VOXX ACCESSORIES CORP.
By:/s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO, Vice President, Secretary, Treasurer

VOXX ELECTRONICS CORP.
By:/s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO, Secretary, Treasurer

CODE SYSTEMS, INC.

By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    CFO

INVISION AUTOMOTIVE SYSTEMS INC.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:     Vice President

KLIPSCH GROUP, INC.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

GUARANTORS:

VOXX INTERNATIONAL CORPORATION

By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Senior Vice President and CFO

AUDIOVOX ADVANCED ACCESSORIES GROUP, LLC
By: Voxx Electronics Corp., its Sole Member

By:/s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO, Secretary, Treasurer

AUDIOVOX CONSUMER ELECTRONICS, INC.
By:/s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO, Secretary, Treasurer

AUDIOVOX WEBSALES LLC
By: Voxx Electronics Corp., its Sole Member

By:/s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO, Secretary, Treasurer

CARIBBEAN TECHNICAL EXPORT, INC.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    President

LATIN AMERICA EXPORTS CORP.

By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Treasurer

OMEGA RESEARCH AND DEVELOPMENT
TECHNOLOGY LLC
By: Voxx Electronics Corp., its Sole Member

By:/s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO, Secretary, Treasurer

TECHNUITY, INC.
By:/s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

ELECTRONICS TRADEMARK HOLDING
COMPANY, LLC
By: Voxx International Corporation, its Sole Member

By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Senior Vice President and CFO

AUDIOVOX ATLANTA CORP.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX COMMUNICATIONS CORP.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President and Treasurer

AUDIOVOX GERMAN CORPORATION
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President and CFO

AUDIOVOX INTERNATIONAL CORP.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX LATIN AMERICA LTD.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr

Title:    Vice President

KLIPSCH HOLDING LLC
By: Voxx International Corporation, its Sole Member

By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President and CFO

VOXX ASIA INC.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President, Secretary, Treasurer

VOXX HQ LLC
By: Voxx International Corporation, its Sole Member

By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Senior Vice President and CFO

VOXX WOODVIEW TRACE LLC
By: Voxx International Corporation, its Sole Member

By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Senior Vice President and CFO

VOXXHIRSCHMANN CORPORATION
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

KLIPSCH GROUP EUROPE - DENMARK
By:/s/ T. Paul Jacobs
Name:    T. Paul Jacobs
Title:    Managing Director

KLIPSCH GROUP EUROPE - FRANCE S.A.R.L.
By:/s/ T. Paul Jacobs
Name:    T. Paul Jacobs
Title:    Managing Director

KLIPSCH GROUP EUROPE B.V.
By:/s/ T. Paul Jacobs
Name:    T. Paul Jacobs
Title:    Managing Director

AUDIOVOX MEXICO, S. DE R.L. DE C.V.
By:/s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Manager

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:    /s/ Andrew Rogow
Name:    Andrew Rogow
Title:    VP

CITIBANK, N.A., as Lender

By:    /s/ William H. Mogul, Jr.
Name:    William H. Mogul, Jr.
Title:    Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By:    /s/ William Conlon
Name:    William Conlon
Title:    SVP

KEYBANK NATIONAL ASSOCIATION, as Lender

By:    /s/ Nadine M. Eames
Name:    Nadine M. Eames
Title:    Vice President